UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            July 29, 2004
                                                            --------------


                              SNAP-ON INCORPORATED
                              ---------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-7724              39-0622040
-------------------------------   -----------------------  --------------------
(State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
incorporation or organization)                             Identification  No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99       Press Release of Snap-on Incorporated, dated July 29, 2004


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Announces Second-quarter 2004 Results." The text of the press release is incorporated herein by reference. The press release is being furnished pursuant to Item 12 - Results of Operations and Financial Condition.

The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

The press release also contains information concerning the impacts of foreign currency translation on certain items of reported results, and this information may include non-GAAP financial measures. The Corporation presents information in this manner to show changes in these items of reported results apart from those related to the quarterly volatility of foreign currency changes.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    SNAP-ON INCORPORATED



Date:  July 29, 2004     By:     /s/ Martin M. Ellen
                         ------------------------------------------------------
                                 Martin M. Ellen, Principal Financial Officer,
                                 Senior Vice President - Finance and
                                 Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number     Description
--------------     -----------
99                 Press Release of Snap-on Incorporated, dated July 29, 2004 entitled "Snap-on Announces Second-quarter 2004 Results"